DODGE & COX FUNDS

Dodge & Cox Stock Fund

Dodge & Cox Global Stock Fund

Dodge & Cox International Stock Fund

Dodge & Cox Balanced Fund

Dodge & Cox Income Fund

c/o Boston Financial Data Services Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

www.dodgeandcox.com

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2009, as revised July 13, 2009

This Statement of Additional Information (SAI) pertains to the Dodge & Cox Funds (Trust), a family of five no-load mutual funds, Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund (Funds). Each Fund is a series of the Trust.

This SAI is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2009, which is incorporated by reference into this SAI. The Funds’ Prospectus and most recent Annual Report may be obtained from the Funds at no charge by writing, visiting our web site, or contacting the Funds at the address, web site, or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

07/09-SAI

CLASSIFICATION, INVESTMENT RESTRICTIONS AND RISKS

Classification

The Funds are open-end management investment companies. The Investment Company Act of 1940, as amended (1940 Act), classifies investment companies as either diversified or nondiversified, and each of the Funds is a diversified series of the Trust.

Investment Restrictions

Each Fund has adopted the following restrictions. These restrictions, as well as a Fund’s investment objectives, cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

1.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.	Invest in any company for the purpose of exercising control or management.

3.	Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

4.	Purchase securities on margin or sell short.

5.	Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or Government Sponsored Enterprises (GSE) (or repurchase agreements with respect thereto).

6.	Purchase any security if as a result a Fund would then have more than 15% (10% for the Dodge & Cox Income Fund) of its total assets invested in securities which are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under federal securities laws.

7.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

8.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

9.	Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

10.	Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Dodge & Cox Income Fund

11.	Write put or call options.

The percentage limitations included in the investment restrictions and elsewhere in this SAI and the Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual report.

Characteristics and Risks of Securities and Investment Techniques

As applicable, each Fund’s share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the stock or foreign exchange markets. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund are also subject to risks unique to international investing. See discussion under “Foreign Securities.” Further, there is no assurance that the favorable trends discussed below will continue, and the Funds cannot guarantee they will achieve their objective(s).

In seeking to meet its investment objective(s), each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program. The following further describes the principal types of portfolio securities and investment management practices of the Funds.

Common Stocks (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund). Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred Stocks. Each Fund may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds but before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.

Convertible Securities and Warrants. The Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. There are, of course, other types of securities that are or may become available, which are similar to the warrants, and the Funds may invest in these securities.

Foreign Securities (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). The Funds may invest in securities listed on non-U.S. markets. You should consider carefully the substantial risks involved in investing in the securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. The political, economic, social and regulatory structures of certain foreign countries, especially developing or emerging countries (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, Africa and the Middle East), may be more volatile and less developed than those in the United States.

Political and economic factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such matters as growth of gross national product, rate of inflation (e.g., hyperinflation), capital reinvestment, artificial currency exchange rates or currency devaluations, resource self-sufficiency, and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991 and 2006, the existing government in Thailand was overthrown in a military coup. Foreign economies may also be less stable. For example, in 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. By the end of 2001, Argentina suffered deep economic deterioration and political instability which resulted in Argentina suspending payments on external debt, abrogating the convertibility of the Argentine peso, placing restrictions on bank withdrawals, and revaluing U.S. dollar bank deposits and debts. In October 2008, pressures in international markets and the loss of confidence in Iceland’s financial system led to the collapse of its three largest banks in the span of a week. As a result, the onshore foreign exchange market dried up, the króna depreciated by more than 70 percent in the offshore market, and the equity market tumbled by over 80 percent. In addition, significant external political risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another, and there is a demilitarized border and hostile relations between North and South Korea.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose risks such as greater social, economic and political uncertainty and instability (including amplified risk of war, terrorism and adverse impacts from widespread epidemics).

Investment and repatriation restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 1998 the governments of Malaysia and Indonesia imposed currency and trading controls which made it impossible for foreign investors to convert local currencies to foreign currencies. With respect to any one developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the Fund’s investments.

Currency fluctuations (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). The Funds invest directly in securities denominated in various foreign currencies. These Funds may also invest in U.S. dollar-denominated foreign securities, the underlying securities of which will be denominated in various foreign currencies. A change in the value of a currency in which the foreign security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets. Such changes will also affect a Fund’s income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline. There may be no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar.

Market characteristics (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund). The Funds may purchase foreign equity securities in over-the-counter (OTC) markets or on U.S. securities exchanges and, in the case of the Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund, on local foreign securities exchanges as described under Foreign Securities. The OTC market includes securities of foreign issuers quoted through the OTC Bulletin Board Service (OTCBB). The OTCBB provides real-time quotations for securities of foreign issuers, including ADRs convertible into such securities, which are registered with the United States Securities and Exchange Commission (SEC) under Section 12 of the Securities Exchange Act of 1934. The OTC market also includes “pink sheet” securities (Pink Sheets) published by Pink Sheets LLC (formerly known as the National Quotation Bureau, Inc.), a quotation medium for unregistered securities of domestic and foreign issuers, including unregistered ADRs (as defined below) convertible into such securities. Pink Sheets LLC is not registered with the SEC as a stock exchange, nor does the SEC regulate its activities. Pink Sheets LLC is not required to provide real-time quotations and does not require companies whose securities are quoted on its systems to meet any listing requirements. With the exception of a few foreign issuers, the companies quoted in the Pink Sheets tend to be thinly traded. Many of these companies do not file periodic reports or audited financial statements with the SEC. For these reasons, companies quoted in the Pink Sheets can involve greater risk. Investments in certain markets may be made through ADRs, EDRs (as defined below) and GDRs (as defined below) traded in the United States or on foreign exchanges. Foreign markets are generally not as developed or efficient as, and may be more volatile than, those in the United States.

While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign exchanges are generally higher than commissions on United States exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund.

Depository Receipts. Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund may also invest in U.S. dollar-denominated securities of foreign issuers traded in the United States, including, but not limited to, American Depository

Receipts, Global Depository Receipts and European Depository Receipts (collectively, ADRs). The Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund may also invest in ADRs listed on non-U.S. markets. ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs may be purchased in OTC markets or on securities exchanges. The Funds may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated ADR. ADRs may also be sold in a similar manner. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country, and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency. For purposes of applying a Fund’s investment restrictions, the issuer of the security underlying an ADR will be considered the issuer of the ADR.

Investment Funds (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Funds’ investment in these funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and supervision. There is generally less publicly available information about foreign companies which is comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It may not be possible to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments with respect to foreign investments in foreign courts. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Foreign Taxes. Taxation of dividends and capital gains received by non-residents such as the Funds varies among foreign countries, and, in some cases, is comparatively high. The dividends and interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, stamp duties and transaction taxes. In addition, developing or emerging countries typically have less well defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. All of these factors may reduce the net amount of income available for distribution to a Fund’s shareholders.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s stock at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

U.S. Government Obligations. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies or GSE. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government would provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Municipal Bonds (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Mortgage Pass-Through Securities (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Each Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. government or GSE, or are issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the portfolio.

Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and volatility of the security.

Collateralized Mortgage Obligations (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Collateralized mortgage obligations (CMOs) are private entity or U.S. government agency- or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities (collateral) and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues multiple classes, or “tranches” of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust.

Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. A real estate mortgage investment conduit (REMIC) is a CMO that qualifies for special federal income tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds may have monthly, quarterly or semiannual payments of principal and interest, depending on the issuer. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. In the simplest form, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities’ weighted-average life, a measure of the securities’ cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by an agency of the U.S. government or GSE, or have a AA or higher rating by Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s) or equivalently rated by a nationally recognized statistical rating organization (NRSRO). To qualify for this rating, a CMO is structured so that even under conservative default, prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

Restricted Securities. Each Fund may invest in restricted securities (privately placed debt and preferred equity securities) and other securities without readily available market quotations, but will not acquire such securities or other illiquid securities, including repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% (10% for the Dodge & Cox Income Fund) of the value of the Fund’s total assets. Restricted securities, including Rule 144A securities, will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Funds’ Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees.

Real Estate Investment Trust (REIT) Investments (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund and Dodge & Cox Balanced Fund). The Funds may purchase equity securities issued by REITs and, in the case of the Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund, securities of foreign issuers with a similar structure to domestic REITs, and the Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund may purchase debt securities of REITs. A REIT is a company that primarily owns, operates and sometimes finances income-producing real estate properties. To qualify as a REIT, a company must meet certain requirements imposed by the Internal Revenue Code. If met, REITs are exempted from paying federal (and often state) taxes on income distributed to shareholders. Most REITs are structured as an Umbrella Partnership (UPREIT), wherein the REIT is the general partner and majority owner of the Operating Limited

Partnership (LP). Equity shares of most REITs are traded on major stock exchanges. REIT debt securities are issued by the Operating LP and are included in major indices.

The value and performance of REIT securities depend upon the investment experience of the underlying real estate related assets. The Funds’ investments in REITs are therefore subject to certain risks related to the skill of management and the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; possible constraints in available cash flow to cover operating expenses, principal, interest and shareholder dividends; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean up of, and liability to, third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Structured Investments. Included among the issuers of debt or equity securities in which a Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund’s assets that may be used for borrowing activities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. They may entail significant risks that are not associated with a similar instrument in a traditional market.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

Inflation-Indexed Bonds (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The actual (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in the Consumer Price Index (CPI). The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the value of the CPI falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the originally issued principal amount upon maturity is guaranteed by the U.S. Treasury. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The U.S. Treasury began issuing inflation-indexed bonds (commonly referred to as “TIPS” or “Treasury Inflation-Protected Securities”) in 1997. There can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds.

The CPI is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income, even though investors do not receive their principal until maturity.

When-Issued or Delayed-Delivery Transactions (Dodge & Cox Balanced Fund and Dodge & Cox Income Fund). Each Fund may purchase securities on a when-issued or a delayed-delivery basis, that is, for payment and delivery on a date later than normal settlement for that type of security.

The purchase price and yield on these securities are generally set at the time of purchase. A Fund earmarks liquid assets with a value at least as great as the purchase price of the security as long as the obligation to purchase continues. The value of the delayed-delivery security is reflected in a Fund’s net asset value as of the purchase date; however, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund makes such purchases for long-term investment reasons, but may actually sell the securities prior to settlement date if Dodge & Cox deems it advisable in seeking to achieve the objectives of the Fund. The purchase of these types of securities may increase a Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

Cash Position. Each Fund may hold a certain portion of its assets in U.S. dollar-denominated money market securities, including repurchase agreements, commercial paper, and bank obligations in the two highest rating categories maturing in one year or less. In addition, each Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund may also hold bank time deposits and money market securities denominated in foreign currency.

Bank Obligations. Certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

Repurchase Agreements. Each Fund may enter into a repurchase agreement through which an investor (such as a Fund) purchases a security (underlying security) from a well established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox’s approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, F1 by Fitch, P1 by Moody’s, or the equivalent rating as determined by Dodge & Cox. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and GSEs, (ii) the market value of the underlying security, including interest accrued, will be at all times greater than the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Borrowing Money. The Funds may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction from time to time. Current regulations permit a Fund to borrow from a bank in an amount up to one-third of the Fund’s total assets (including the amount borrowed), and to borrow additional amounts up to 5% of the Fund’s total assets for temporary purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Lending of Portfolio Securities. Each Fund has reserved the right to lend its securities to qualified broker/dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. A Fund may not be able to recall loaned securities in time to exercise its voting rights.

Investment Companies. The Funds can purchase the securities of other investment companies, including money market funds, as permitted by the 1940 Act. If a Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment companies. In addition, the securities of certain investment companies may trade at a premium over their net asset value.

Foreign Currency Transactions (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). Each Fund may enter into currency forward or futures contracts.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no explicit commissions are charged (i.e., separately identifiable mark-ups and mark-downs) at any stage for trades.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Dodge & Cox believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain and can result in principal loss or gain.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund may also enter into foreign currency futures contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio, including using such contracts for the purposes noted above. A sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a foreign currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if it anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund’s securities denominated in such currency. If it is anticipated that exchange rates will rise, the Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of certain foreign currency futures contracts may specify actual delivery or receipt, in many instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency, or provide contractually for cash settlement of the parties’ obligations under the contract. Closing out of a foreign currency futures contract may be effected by entering into an offsetting purchase or sale transaction. To offset a foreign currency futures contract sold by the Fund, the Fund purchases a foreign currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund may sell a foreign currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. The Funds may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

A risk in employing foreign currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund’s securities. The degree of correlation may be distorted by the fact that the foreign currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

The Fund’s dealings in currency forward or futures contracts will generally be limited to the transactions described above, although the Fund may also enter into such contracts for any other purpose consistent with the Fund’s investment objective and program. The Fund is not required to enter into such transactions and there is no assurance that the Fund will use currency management strategies or that the Fund will be successful in managing currency exposure if such strategies are used. Dodge & Cox could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place. The use of these techniques to hedge against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency. The Fund could lose money through the use of currency management strategies.

Asset Coverage Requirements

With respect to forward and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by earmarking liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional value of the contract. By setting aside assets equal to only its net obligation under cash-settled forward or futures, a Fund will have the ability to employ such contracts to a greater extent than if the Fund were required to set aside assets equal to the full notional value of such contracts.

Additional Risks

General. Because of its investment policy, each Fund may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund’s assets will be subject to all of the risks of investing in the financial markets. All investment entails risk. The value of the portfolio securities of a Fund will fluctuate based upon market conditions. Although a Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can be no guarantee that a Fund will achieve its investment objective(s).

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. Dodge & Cox will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

Debt Obligations. A Fund will invest in debt securities which hold the prospect of contributing to the achievement of a Fund’s objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. As discussed below, each Fund’s investment program permits it to hold securities that have been downgraded. In addition, the Dodge & Cox

Balanced and Income Funds may invest in lower-quality securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default—that is, the nonpayment of interest and principal by the issuer—than higher-quality investments. Such securities are also subject to special risks, discussed below. Although a Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody’s, Fitch, S&P or NRSRO may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

Special Risks of High-Yield Investing. As described above, under limited circumstances, a Fund may hold low-quality bonds commonly referred to as “junk bonds”. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent a Fund holds such bonds, achievement of its investment objective(s) will be more dependent on Dodge & Cox’s credit analysis than would be the case if a Fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a “thin” market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

Participation on Creditor, Bondholder or Shareholder Committees. A Fund may from time to time participate on committees formed by creditors, bondholders or shareholders, and in connection with such committees may enter into agreements or take other actions to enforce the Funds’ rights or protect the value of assets held in the Funds. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

DISCLOSURE OF FUND HOLDINGS

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists appear in the Funds’ First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s web site at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at www.dodgeandcox.com and upon request on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Board of Trustees has approved policies and procedures relating to disclosure of the Funds’ portfolio holdings, which includes the protection of non-public portfolio holdings information. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be consistent with the policies adopted by the Board of Trustees and in form and substance acceptable to Dodge & Cox’s Legal Department and the Funds’ Chief Compliance Officer. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Funds or Dodge & Cox may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its web site.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Dodge & Cox believed was misusing the disclosed information.

The Funds’ Board of Trustees and Dodge & Cox’s Legal Department may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio information beyond those described herein.

Dodge & Cox provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Dodge & Cox or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Dodge & Cox’s portfolio holdings policy requires any violations of the policy that affect the Funds be reported to the Funds’ Chief Compliance Officer. If the Funds’ Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Funds’ Board of Trustees.

MANAGEMENT OF THE FUND

Trustees and Officers

The Trust is organized as a Delaware statutory trust. The Trust’s Board of Trustees supervises the Trust operations and performs statutory duties required by applicable state and federal law. The address for each Trustee and Officer is c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, unless otherwise noted. Each Trustee and Officer oversees all five portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

TRUSTEES
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Interested Trustees
John A. Gunn* (65)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005), and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Member of Global Investment Policy Committee (GIPC) (since 2008), Fixed Income Investment Policy Committee (FIIPC), and International Investment Policy Committee (IIPC)
Kenneth E. Olivier* (57)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC
Dana M. Emery* (47)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager, and member of IPC and FIIPC
Independent Trustees
William F. Ausfahl (69)	Trustee (since 2002)	Chief Financial Officer, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)

*

Each has been an employee of Dodge & Cox, 40th Floor, 555 California Street, San Francisco, California for over 15 years in an executive position and is an “interested person” of the Trust as defined in the 1940 Act.

Independent Trustees (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
L. Dale Crandall (67)	Trustee (since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President – Finance and Administration & Chief Financial Officer, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Ansell Limited (medical equipment and supplies); Director, Coventry Health Care, Inc. (managed health care); Director, Metavante Technologies, Inc. (software)
Thomas A. Larsen (59)	Trustee (since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (Law Firm) (1977-Present)
John B. Taylor (62)	Trustee (since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)
Will C. Wood (69)	Trustee (since 1992)	Principal, Kentwood Associates, Financial Advisers (1994-Present)	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American Foreign Trade Bank)

OFFICERS
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Charles F. Pohl (51)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, GIPC (since 2008), IIPC (since 2007), and FIIPC
Diana S. Strandberg (49)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC (since 2005), GIPC (since 2008), and IIPC

OFFICERS (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Lily S. Beischer (39)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of GIPC (since 2008)
Wendell W. Birkhofer (52)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC
Anthony J. Brekke (34)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, and member of FIIPC (since 2008)
C. Bryan Cameron (51)	Vice President (Officer since 2004)	Vice President of Dodge & Cox, Director of Research, Portfolio Manager, Investment Analyst, and member of IPC and IIPC
James H. Dignan (39)	Vice President (Officer since 2004)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC
Mario C. DiPrisco (33)	Vice President (Officer since 2005)	Vice President (since 2006) of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC
Thomas S. Dugan (44)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC
Yasha Gofman (42)	Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC
David C. Hoeft (41)	Vice President (Officer since 2004)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC
Keiko Horkan (38)	Vice President (Officer since 2007)	Vice President (since 2005), Portfolio Manager, Investment Analyst, and member of IIPC
Roger G. Kuo (37)	Vice President (Officer since 2006)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC (since 2006)
Peter C. Lambert (56)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and member of FIIPC

OFFICERS (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Karol Marcin (36)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of GIPC (since 2008)
Kent E. Radspinner (42)	Vice President (Officer since 2003)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC
Larissa K. Roesch (42)	Vice President (Officer since 2003)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC
Gregory R. Serrurier (53)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC and IIPC
Robert B. Thompson (61)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and member of FIIPC
Steven C. Voorhis (39)	Vice President (Officer since 2006)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC and GIPC (since 2008)
Matthew A. Beck (36)	Assistant Vice President (Officer since 2009)	Client Service Representative of Dodge & Cox (since 2008); Senior Vice President of Callan Associates (1997-2008)
James T. Borden (49)	Assistant Vice President (Officer since 2004)	Vice President (since 2006) of Dodge & Cox, Taxable Account Portfolio Manager
Steven H. Cassriel (47)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst
Shawn G. Dahlem (43)	Assistant Vice President (Officer since 2009)	Taxable Account Portfolio Manager (since 2007); Vice President, Whittier Trust Company (1998-2008)
David J. Edwards (47)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox and Client Service Representative
Kathryn O. Fast (35)	Assistant Vice President (Officer since 2009)	Vice President of Dodge & Cox (since 2009) and Client Service Representative
Steven T. Gorski (39)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox and Client Service Representative

OFFICERS (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
Glen S. Guymon (39)	Assistant Vice President (Officer since 2009)	Associate Counsel of Dodge & Cox (since 2007); Associate Counsel for International Affairs, Investment Company Institute (2005-2007); Associate, WilmerHale (2002-2005)
Patricia A. Hughes (58)	Assistant Vice President (Officer since 2006)	Vice President of Dodge & Cox and Manager of Operations
Kevin D. Johnson (47)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst
Roberta R.W. Kameda (48)	Assistant Vice President and Assistant Secretary (Officer since 2006)	Vice President (since 2009) of Dodge & Cox and Senior Counsel (since 2006); Senior Associate General Counsel, Franklin Templeton Investments (1997-2006)
Mary Ann Milias (64)	Assistant Vice President (Officer since 2002)	Vice President of Dodge & Cox and Client Service Representative
Ria T. Nickens (38)	Assistant Vice President (Officer since 2002)	Vice President (since 2009) of Dodge & Cox and Client Service Representative
Shirlee R. Neil (44)	Assistant Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst
Stephanie D. Notowich (43)	Assistant Vice President (Officer since 2005)	Vice President of Dodge & Cox and Investment Analyst
Lynn A. Poole (49)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst
Adam S. Rubinson (42)	Assistant Vice President (Officer since 2008)	Vice President of Dodge & Cox (since 2007), Portfolio Manager and Investment Analyst
Tara E. Shamia (32)	Assistant Vice President (Officer since 2005)	Client Service Representative of Dodge & Cox
Eric R. Warner (47)	Assistant Vice President (Officer since 2006)	Vice President (since 2009) of Dodge & Cox and Taxable Account Portfolio Manager (since 2005); Partner, Telegraph Hill Investment Counsel (1997-2005)
Thomas M. Mistele (55)	Secretary (Officer since 1998)	Chief Operating Officer, Director (since 2005), Secretary and General Counsel of Dodge & Cox

OFFICERS (continued)
Name and Address (Age)	Position(s) with Trust (Year of Election or Appointment)	Principal Occupation(s) During Past Five Years
David H. Longhurst (51)	Treasurer (Officer since 2006)	Vice President (since 2008) and Assistant Treasurer of Dodge & Cox (since 2007), Fund Administration and Accounting Senior Manager (2004-2007)
John M. Loll (43)	Assistant Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer of Dodge & Cox
Marcia P. Venegas (40)	Chief Compliance Officer (Officer since 2004)	Associate Chief Compliance Officer (since 2008) of Dodge & Cox, Chief Compliance Officer (2005-2008), Compliance Officer (2003-2004)
Katherine M. Primas (34)	Associate Chief Compliance Officer (Officer since 2009)	Chief Compliance Officer of Dodge & Cox (since 2008), Associate Chief Compliance Officer (2004-2008)

The Board of Trustees has five standing committees listed below:

	Functions	Members	Number of Meetings Held During Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and act as a liaison between the Funds’ independent auditors and Chief Compliance Officer and the Board.	William F. Ausfahl L. Dale Crandall (Chairman) Thomas A. Larsen John B. Taylor Will C. Wood	2
Contract Review Committee	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate.	William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor (Chairman) Will C. Wood	2
Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; evaluate the performance of the Board as deemed necessary.	William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor Will C. Wood (Chairman)	9

	Functions	Members	Number of Meetings Held During Last Fiscal Year
Nominating Committee

Determine such standards or qualifications for nominees to serve as Trustees on the Board, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.

The Nominating Committee will consider shareholder recommendations for Trustee nominees. Shareholders may send recommendations to the Secretary of the Trust.

		William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor Will C. Wood (Chairman)	0
Valuation Committee	Review and approve the Funds’ valuation procedures for each of its series; provide oversight for pricing of securities and calculation of net asset value; approve and/or ratify “fair valuations”; and approve and/or ratify determinations of liquidity of the Funds’ securities.	William F. Ausfahl L. Dale Crandall Thomas A. Larsen John B. Taylor (Chairman) Will C. Wood	0

Trustees and Officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. On March 31, 2009, the officers and Trustees of the Trust owned less than 1.0% of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund. On March 31, 2009, the Officers and Trustees of the Trust owned 4.5% of the outstanding shares of Dodge & Cox Global Stock Fund.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Invest- ment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
John A. Gunn	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Kenneth E. Olivier	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Dana M. Emery	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Independent Trustees
William F. Ausfahl	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 $50,001-$100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
L. Dale Crandall	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $50,001-$100,000	Over $100,000
Thomas A. Larsen	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Invest- ment Companies Overseen by Trustee in Family of Investment Companies
John B. Taylor	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	$50,001-$100,000 — — — —	$50,001-$100,000
Will C. Wood	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 $10,001-$50,000 Over $100,000 $1-$10,000 $1-$10,000	Over $100,000

The following table shows compensation paid by the Trust to Independent Trustees. The Trust does not pay any other remuneration to its officers or Trustees, and has no bonus, profit-sharing, pension or retirement plan.

Independent Trustee	Total Compensation from Funds and the Dodge & Cox Funds Complex paid to Trustees for Year Ended December 31, 2008
William F. Ausfahl	$138,500
L. Dale Crandall	$153,500
Thomas A. Larsen	$138,500
John B. Taylor	$131,000
Will C. Wood	$153,500

Code of Ethics

The Funds and Dodge & Cox have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Dodge & Cox employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

Proxy Voting Policies and Procedures

Dodge & Cox Funds Proxy Voting Policies and Procedures are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-621-3979; or on or the Funds’ web site at www.dodgeandcox.com, and (2) on the SEC’s web site at www.sec.gov.

Principal Holders of Securities

On March 31, 2009, National Financial Services Inc., 200 Liberty St., One World Financial Center, New York, NY 10281, owned of record 91,994,036 shares (21.3%), 9,155,900 shares (10.7%), 223,228,350 shares (20.5%), 53,581,358 shares (19.6%) and 250,212,299 shares (21.4%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively. Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104-4151, owned of record 52,039,391 shares (12.1%), 14,231,829 shares (16.6%), 125,002,539 shares (11.5%), 31,488,054 shares (11.5%) and 131,700,153 shares (11.2%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively. PFPC Inc. a/f PFPC Trust FBO Morningstar Wrap Program Customers, 760 Moore Rd., King of Prussia, PA 19406-1212 owned of record 14,623,936 shares (17.1%) of the outstanding shares of Dodge & Cox Global Stock Fund. West Virginia University Foundation, Inc., P.O. Box 1650, Morgantown, WV 26507-1650 owned beneficially 4,576,837 shares (5.3%) of the outstanding shares of Dodge & Cox Global Stock Fund. The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of each Fund.

Investment Manager

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930 and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. Dodge & Cox Stock Fund and Balanced Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of each Fund. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. The Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The Investment Management Agreements with Dodge & Cox Stock Fund and Income Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 0.75% and 1%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 2008 under the agreements. Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Global Stock Fund for all ordinary expenses to the extent necessary to maintain the Fund’s total operating expenses at 0.90% for the fiscal periods ending December 31, 2008 and 2009. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party. Investment management fees received by Dodge & Cox from the Funds for the last three years were as follows:

	2008	2007	2006

Dodge & Cox Stock Fund	$249,277,593	$344,516,929	$293,203,489

Dodge & Cox Global Stock Fund	1,393,102	n/a	n/a

Dodge & Cox International Stock Fund	261,127,897	267,522,252	129,669,391

Dodge & Cox Balanced Fund	107,349,279	142,298,069	126,124,944

Dodge & Cox Income Fund	61,790,602	57,111,928	42,320,134

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox’s fee, each Fund pays other direct expenses, including transfer agent, custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; membership dues for trade associations; legal expenses for Independent Legal Counsel to the Independent Trustees of the Trust; and Trustee fees and expenses. In 2008, the ratio of total operating expenses to average net assets of Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Balanced Fund and Income Fund were 0.52%, 0.87% (annualized), 0.64%, 0.53% and 0.43%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

Investment Committee Members

As described in the Funds’ Prospectus, the Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Investment Policy Committee (IPC), and no one IPC member is primarily responsible for making investment recommendations for the Funds. IPC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Investment Policy Committee (GIPC), and no one GIPC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Investment Policy Committee (IIPC), and no one IIPC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Income Fund’s investments and the fixed income portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), and no one FIIPC member is primarily responsible for making investment recommendations for the Funds. The IPC also makes asset allocation decisions among equity and fixed income securities in the Dodge & Cox Balanced Fund. The research work of Dodge & Cox is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Other Accounts Managed By Investment Committee Members

The investment committee members may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Dodge & Cox Stock Fund (number of accounts and total assets is as of December 31, 2008)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
IPC Members
John A. Gunn
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	40,164,360,186	—	0
Kenneth E. Olivier
Number of Other Accounts Managed	1	—	90
Total Assets in Other Accounts Managed	14,675,781,761	—	2,444,880,801
Diana S. Strandberg
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	40,164,360,186	—	0
Wendell W. Birkhofer
Number of Other Accounts Managed	1	—	112
Total Assets in Other Accounts Managed	14,675,781,761	—	4,151,936,014
C. Bryan Cameron
Number of Other Accounts Managed	2	—	2
Total Assets in Other Accounts Managed	39,696,144,220	—	81,053,775
David C. Hoeft
Number of Other Accounts Managed	1	—	1
Total Assets in Other Accounts Managed	14,675,781,761	—	36,105,561
Charles F. Pohl
Number of Other Accounts Managed	4	—	1
Total Assets in Other Accounts Managed	53,972,667,153	—	233,924,192
Gregory R. Serrurier
Number of Other Accounts Managed	2	—	97
Total Assets in Other Accounts Managed	39,696,144,220	—	3,877,190,530
Steven C. Voorhis
Number of Other Accounts Managed	2	—	0
Total Assets in Other Accounts Managed	15,143,997,727	—	0

Dodge & Cox Global Stock Fund (number of accounts and total assets is as of December 31, 2008)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
John A. Gunn
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	72,417,342,571	—	0
Charles F. Pohl
Number of Other Accounts Managed	4	—	1
Total Assets in Other Accounts Managed	86,225,649,538	—	233,924,192
Diana S. Strandberg
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	72,417,342,571	—	0
Lily S. Beischer
Number of Other Accounts Managed	0	—	0
Total Assets in Other Accounts Managed	0	—	0
Karol Marcin
Number of Other Accounts Managed	0	—	0
Total Assets in Other Accounts Managed	0	—	0
Steven C. Voorhis
Number of Other Accounts Managed	2	—	0
Total Assets in Other Accounts Managed	47,396,980,112	—	0

Dodge & Cox International Stock Fund (number of accounts and total assets is as of December 31, 2008)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
IIPC Members
John A. Gunn
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	47,865,196,078	—	0
Diana S. Strandberg
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	47,865,196,078	—	0

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
C. Bryan Cameron
Number of Other Accounts Managed	2	—	2
Total Assets in Other Accounts Managed	47,396,980,112	—	81,053,775
Mario C. DiPrisco
Number of Other Accounts Managed	0	—	0
Total Assets in Other Accounts Managed	0	—	0
Yasha Gofman
Number of Other Accounts Managed	0	—	0
Total Assets in Other Accounts Managed	0	—	0
Keiko Horkan
Number of Other Accounts Managed	0	—	0
Total Assets in Other Accounts Managed	0	—	0
Roger G. Kuo
Number of Other Accounts Managed	0	—	0
Total Assets in Other Accounts Managed	0	—	0
Charles F. Pohl
Number of Other Accounts Managed	4	—	1
Total Assets in Other Accounts Managed	61,673,503,045	—	233,924,192
Gregory R. Serrurier
Number of Other Accounts Managed	2	—	97
Total Assets in Other Accounts Managed	47,396,980,112	—	3,877,190,530

Dodge & Cox Balanced Fund (number of accounts and total assets is as of December 31, 2008)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
IPC and FIIPC Members
John A. Gunn
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	58,209,776,776	—	0
Kenneth E. Olivier
Number of Other Accounts Managed	1	—	90
Total Assets in Other Accounts Managed	32,721,198,351	—	2,444,880,801

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
Dana M. Emery
Number of Other Accounts Managed	1	—	32
Total Assets in Other Accounts Managed	13,808,306,967	—	8,271,851,123
Diana S. Strandberg
Number of Other Accounts Managed	3	—	0
Total Assets in Other Accounts Managed	58,209,776,776	—	0
Wendell W. Birkhofer
Number of Other Accounts Managed	1	—	112
Total Assets in Other Accounts Managed	32,721,198,351	—	4,151,936,014
Anthony J. Brekke
Number of Other Accounts Managed	1	—	0
Total Assets in Other Accounts Managed	13,808,306,967	—	0
C. Bryan Cameron
Number of Other Accounts Managed	2	—	2
Total Assets in Other Accounts Managed	57,741,560,810	—	81,053,775
James H. Dignan
Number of Other Accounts Managed	1	—	1
Total Assets in Other Accounts Managed	13,808,306,967	—	636,143,476
Thomas S. Dugan
Number of Other Accounts Managed	1	—	23
Total Assets in Other Accounts Managed	13,808,306,967	—	7,701,653,186
David C. Hoeft
Number of Other Accounts Managed	1	—	1
Total Assets in Other Accounts Managed	32,721,198,351	—	36,105,561
Peter C. Lambert
Number of Other Accounts Managed	1	—	51
Total Assets in Other Accounts Managed	13,808,306,967	—	9,827,253,550
Charles F. Pohl
Number of Other Accounts Managed	4	—	1
Total Assets in Other Accounts Managed	72,018,083,743	—	233,924,192
Kent E. Radspinner
Number of Other Accounts Managed	1	—	8
Total Assets in Other Accounts Managed	13,808,306,967	—	1,632,324,139

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
Larissa K. Roesch
Number of Other Accounts Managed	1	—	16
Total Assets in Other Accounts Managed	13,808,306,967	—	2,109,475,679
Gregory R. Serrurier
Number of Other Accounts Managed	2	—	97
Total Assets in Other Accounts Managed	57,741,560,810	—	3,877,190,530
Robert B. Thompson
Number of Other Accounts Managed	1	—	64
Total Assets in Other Accounts Managed	13,808,306,967	—	5,739,750,068
Steven C. Voorhis
Number of Other Accounts Managed	2	—	0
Total Assets in Other Accounts Managed	33,189,414,317	—	0

Dodge & Cox Income Fund (number of accounts and total assets is as of December 31, 2008)

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
FIIPC Member
Dana M. Emery
Number of Other Accounts Managed	1	—	32
Total Assets in Other Accounts Managed	14,675,781,761	—	8,271,851,123
Anthony J. Brekke
Number of Other Accounts Managed	1	—	0
Total Assets in Other Accounts Managed	14,675,781,761	—	0
James H. Dignan
Number of Other Accounts Managed	1	—	1
Total Assets in Other Accounts Managed	14,675,781,761	—	636,143,476
Thomas S. Dugan
Number of Other Accounts Managed	1	—	23
Total Assets in Other Accounts Managed	14,675,781,761	—	7,701,653,186
Peter C. Lambert
Number of Other Accounts Managed	1	—	51
Total Assets in Other Accounts Managed	14,675,781,761	—	9,827,253,550

	REGISTERED INVESTMENT COMPANIES (OTHER DODGE & COX FUNDS)	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS (DODGE & COX SEPARATELY MANAGED ACCOUNTS)
Charles F. Pohl
Number of Other Accounts Managed	4	—	1
Total Assets in Other Accounts Managed	72,885,558,537	—	233,924,192
Kent E. Radspinner
Number of Other Accounts Managed	1	—	8
Total Assets in Other Accounts Managed	14,675,781,761	—	1,632,324,139
Larissa K. Roesch
Number of Other Accounts Managed	1	—	16
Total Assets in Other Accounts Managed	14,675,781,761	—	2,109,475,679
Robert B. Thompson
Number of Other Accounts Managed	1	—	64
Total Assets in Other Accounts Managed	14,675,781,761	—	5,739,750,068

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection and Fund investments. Because of their roles on the investment committees, investment committee members may be privy to the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by investment committee members, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Dodge & Cox has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Funds, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Additionally, members of investment committees or their relatives may invest in a Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

Compensation

Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements and on estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of December 31, 2008.

Ownership of Securities

The following table indicates the dollar range of securities of each Dodge & Cox Fund beneficially owned by the Fund’s investment committee members as of December 31, 2008.

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Stock Fund	Dodge & Cox Balanced Fund
Investment Policy Committee
Wendell W. Birkhofer	G	E
C. Bryan Cameron	G	F
John A. Gunn	G	G
David C. Hoeft	D	E
Kenneth E. Olivier	G	F
Charles F. Pohl	F	F
Gregory R. Serrurier	F	F
Diana S. Strandberg	G	G
Steven C. Voorhis	E	E
AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
Dodge & Cox Global Stock Fund
Global Investment Policy Committee
Lily S. Beischer	D
John A. Gunn	G
Charles F. Pohl	G
Karol Marcin	F
Diana S. Strandberg	G
Steven C. Voorhis	G
AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
Dodge & Cox International Stock Fund
International Investment Policy Committee
C. Bryan Cameron	F
Mario C. DiPrisco	E
Yasha Gofman	E
John A. Gunn	G
Keiko Horkan	E
Roger G. Kuo	E
Charles F. Pohl	F
Gregory R. Serrurier	F
Diana S. Strandberg	G

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Balanced Fund	Dodge & Cox Income Fund
Fixed Income Investment Policy Committee
Anthony J. Brekke	D	E
James H. Dignan	D	E
Thomas S. Dugan	E	E
Dana M. Emery	F	G
Peter C. Lambert	E	E
Charles F. Pohl	F	G
Kent E. Radspinner	E	E
Larissa K. Roesch	E	E
Robert B. Thompson	E	E

RANGES: A—NONE; B—$1-$10,000; C—$10,001-$50,000; D—$50,001-$100,000; E—$100,001-$500,000; F—$500,001-$1,000,000; G—MORE THAN $1,000,000.

Dodge & Cox’s profit sharing plan is almost entirely invested in shares of the Funds. As of December 31, 2008, the profit sharing plan held $71,380,262 in the Funds.

Other Service Providers

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, Massachusetts 02266-8422 (1-800-621-3979), at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accounting agent for the Funds. As Foreign Custody Manager for the Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories. Boston Financial Data Services, P.O. Box 8422, Boston, Massachusetts 02266-8422 (1-800-621-3979) acts as transfer and dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Independent Registered Public Accounting Firm to the Funds, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the accounts and records of each Fund, reports on the Fund’s annual financial statements and performs tax and accounting advisory services.

Independent Legal Counsel to the Independent Trustees

Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111-3627, currently serves as Independent Legal Counsel to the Independent Trustees. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Legal Counsel to the Funds

Dechert LLP, 1775 I Street, NW, Washington, DC 20006-2401, currently serves as legal counsel to the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (brokers) for the execution of a Fund’s portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1.	Purchase and sale orders will be placed with brokers who are selected by Dodge & Cox as able to achieve “best execution” of such orders. Best execution means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and to search for and obtain liquidity to minimize market impact, availability of the broker to stand ready to execute possibly difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Dodge & Cox in determining the overall reasonableness of brokerage commissions.

2.	In selecting brokers to execute the Funds’ portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of Dodge & Cox to seek the lowest available commission rate where it is believed that a broker charging a higher commission rate would offer liquidity or provide better price or execution.

3.	Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and overseas, these commissions are negotiated. Equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed; however, listed securities may be purchased in the over-the-counter market if such market provides best execution and liquidity. In underwritten offerings, the price includes a disclosed selling concession.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

4.

Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934 Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable (sometimes referred to as “soft dollar” arrangements). Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox’s overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there will also be taken into account a Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies which are provided for Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds. It is currently the policy of Dodge & Cox to not use credits generated through soft dollar arrangements to pay for third-party research services (services produced by a party other than the broker receiving the commissions or an affiliate of that broker). As such, Dodge & Cox pays for third-party research out of its own assets. However, Dodge & Cox may receive third-party research from executing brokers if such research is ancillary to proprietary research provided by the broker and is not paid for with soft dollar credits.

The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms. The views and information include such matters as communications with persons having special expertise on certain companies, industries, areas of economy or market factors and written materials on these and other areas which might affect the economy or securities prices.

Research services may also include information regarding transnational economies, industries, countries, groups of securities and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; pricing and appraisal services; issuer disclosure services; credit, risk measurement and performance analysis; and analysis of corporate responsibility issues. Research services are subject to internal analysis before being incorporated into Dodge & Cox’s investment process.

5.	Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox’s accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions, excluding underwriting concessions, paid by Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund and Balanced Fund during the last three years were as follows:

	2008	2007	2006

Dodge & Cox Stock Fund[3]	$20,198,340	$18,735,176	$9,603,404

Dodge & Cox Global Stock Fund[2]	325,724	—	—

Dodge & Cox International Stock Fund[1]	21,376,997	23,944,543	15,578,180

Dodge & Cox Balanced Fund[3]	6,406,105	5,090,323	2,491,645

[1]	The increase in brokerage commissions from 2006 to 2007 was primarily due to a large increase in subscription activity.
[2]	Commenced operations on May 1, 2008.
[3]	The increases in brokerage commissions from 2006 to 2007 were primarily due to increases in equity portfolio turnover.

In 2008, the Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, and Balanced Fund paid brokerage commissions of $15,293,529, $119,864, $14,766,196, and $4,785,757, respectively, from aggregate portfolio transactions of $15,733,438,179, $139,466,173, $11,568,499,793, and $4,804,481,835, respectively, to brokers that provided research services.

As of December 31, 2008, Dodge & Cox Funds held the following securities of their regular broker-dealers or parent entities:

	Issuer	Value
Dodge & Cox Stock Fund	Credit Suisse Group	$138,623,778

Dodge & Cox Global Fund	Credit Suisse Group	8,384,487

Dodge & Cox International Stock Fund	Credit Suisse Group	553,803,740

Dodge & Cox Balanced Fund	Citigroup, Inc.	135,514,308
	Bank of America Corp.	100,697,032
	Credit Suisse Group	42,398,478
	JPMorgan Chase & Co.	32,373,887

Dodge & Cox Income Fund	Wachovia Corp.	446,270,964
	Citigroup, Inc.	198,739,160
	Bank of America Corp.	190,180,500
	JPMorgan Chase & Co.	54,512,963

Investment decisions for a Fund are made independently from those of the other Funds and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

CAPITAL STOCK

The Trust, organized as a Delaware statutory trust in 1998, has five classes of shares of beneficial interests, each share evidences a beneficial ownership interest in a Fund, and there is no limit to the number of shares that may be issued. Three series of the Trust are successors to Dodge & Cox Stock Fund established in 1965, Dodge & Cox Balanced Fund established in 1931 and Dodge & Cox Income Fund established in 1989. The Dodge & Cox International Stock Fund was established in 2001, and the Dodge & Cox Global Stock Fund was established in 2008. All shares have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The procedures for purchasing and redeeming shares of a Fund are described in the Funds’ Prospectus, which is incorporated herein by reference.

Net Asset Value per Share. The purchase and redemption price of a Fund’s shares is equal to a Fund’s net asset value per share (NAV) or share price. A Fund determines its NAV by subtracting a Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of a Fund is normally calculated as of the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determination of NAV (and the offering, redemption and repurchase of shares) for a Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund’s shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

In determining total NAV of a Fund, stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by Dodge & Cox utilizing both dealer-supplied valuations and pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Short-term securities are valued at amortized cost which approximates current value.

Trading in securities denominated in foreign currencies and traded on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the value of these foreign securities occur, the securities will be valued at fair value.

In-Kind Exchange of Securities. Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value; (iii) must be liquid; (iv) must not be subject to restrictions on resale; and (v) the market value of any securities exchanged, plus any cash, must be at least $25 million; Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled—generally within three business days following the date of the exchange. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

Redemptions in Kind. The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify each year as a regulated investment company under the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more controlled issuers in the same or similar or related trades or businesses, or in certain publicly traded partnerships. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

You need to be aware of the possible tax consequences when:

•	You sell Fund shares, including an exchange from one Fund to another.

•	A Fund makes a distribution to your account.

Taxes on Fund Redemptions. Upon a redemption, sale or exchange of shares of a Fund, you will realize a taxable gain or loss depending upon your basis in your shares. A gain or loss will generally be treated as capital gain or loss, and the rate of tax will depend upon your holding period for your shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

In February, you will be sent Form 1099-B, indicating the amount of sales made in a Fund during the prior year. This information will also be reported to the IRS. For certain accounts opened after September 30, 1987, the Funds will provide you with the average cost of the shares sold during the year, based on the “average cost single category” method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as the “specific identification” method. However, if you change your method for determining cost basis with respect to a Fund, the IRS may determine that you have made an unauthorized change to your method of accounting. You should consult your own tax advisor before changing methods.

To help you maintain accurate records, you will be sent a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the year.

Taxes on Fund Distributions. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of a Dodge & Cox Fund, other than the Income Fund, may be able to take such a deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

A portion of the dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% for individuals (0% for individuals in the 10% and 15% federal rate brackets). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. The lower rates on qualified dividends are scheduled to expire after December 31, 2010 in absence of further action by Congress. Dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Net capital gains from assets held by a Fund for one year or less will be taxed as ordinary income.

In February, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from a Fund. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Pass-Through of Foreign Tax Payments (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce each Fund’s income dividends paid to you. If more than 50% of a Fund’s total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days during the 31-day period beginning 15 days before the ex-dividend date of any dividend. You will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made for a Fund, the source of the Fund’s income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, and receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Funds. If a Fund is not eligible to make the election to “pass through” to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Effect of Foreign Debt Investment on Distributions (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. (The Funds may elect to treat gains and losses on the disposition of forward foreign currency contracts as capital gains and losses.) These ordinary gains and losses generally may increase or decrease the amount of a Fund’s net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

Federal Tax Treatment of Foreign Currency Transactions (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). The Funds may enter into certain foreign currency transactions which will be treated as “Section 1256 contracts” or straddles. Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of each Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). Each Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Certain foreign currency transactions that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for each Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign forward exchange contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

PFIC Securities. A Dodge & Cox Fund, other than the Income Fund, may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed if certain other conditions are met.

Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Tax Effect of Buying Shares before a Capital Gain or Income Distribution. If you buy shares shortly before or on the “record date” for a Fund distribution—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund’s record date before investing. Of course, a Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless a Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

Backup Withholding on Dividends, Capital Gain Distributions and Redemptions. Each Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. The rate of backup withholding is currently 28%. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation

Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable) and that such non-U.S. shareholders may be subject to U.S. estate tax.

The discussion above and in the Funds’ Prospectus regarding the federal income tax consequences of investing in a Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in a Fund. The Trust’s legal counsel has expressed no opinion in respect thereof.

PRINCIPAL UNDERWRITER

The Trust is the sole and principal underwriter of the shares of the Funds.

PERFORMANCE INFORMATION

Each Fund may include figures indicating its total return or yield in advertisements or reports to shareholders or prospective investors.

Total Return (before taxes)

Quotations of a Fund’s average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over periods of one, five and ten years, will reflect the deduction of a proportional share of Fund expenses (on an annual basis), will assume that all dividends and capital gains distributions are reinvested when paid, but will not take into account any income taxes payable by shareholders, and will be calculated according to the following formula:

P (1 + T)[n] = ERV

where	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return,

	n	=	the number of years,

	ERV	=	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return after Taxes on Distributions

A Fund’s average annual return after taxes on distributions will be calculated according to the following formula:

P (1 + T)[n] = ATVD

where	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions),

	n	=	the number of years,

	ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions, but not after taxes on redemption.

Average Annual Total Return after Taxes on Distributions and Redemption

A Fund’s average annual return after taxes on distributions and redemption will be calculated according to the following formula:

P (1 + T)[n] = ATVDR

where	P	=	a hypothetical initial payment of $1,000,

	T	=	the average annual total return (after taxes on distributions and redemption),

	n	=	the number of years,

	ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the period, after taxes on fund distributions and after taxes on redemption.

The average annual total returns of the Funds for the one, five and ten-year periods (or for the periods the Fund has been in operation) ended December 31, 2008 were as follows:

	1 Year	5 Years	10 Years
Dodge & Cox Stock Fund
Return before Taxes	(43.31)%	(2.59)%	4.73%
Return after Taxes on Distributions	(43.75)	(3.46)	3.35
Return after Taxes on Distributions and Sale of Fund Shares	(27.14)	(1.72)	3.95

	1 Year	5 Years	Life of Fund*
Dodge & Cox Global Stock Fund
Return before Taxes	n/a	n/a	(46.21)%
Return after Taxes on Distributions	n/a	n/a	(46.24)
Return after Taxes on Distributions and Sale of Fund Shares	n/a	n/a	(29.94)

* For the period from May 1, 2008 through December 31, 2008

	1 Year	5 Years	Life of Fund*
Dodge & Cox International Stock Fund
Return before Taxes	(46.68)%	3.35%	4.70%
Return after Taxes on Distributions	(47.34)	2.80	4.26
Return after Taxes on Distributions and Sale of Fund Shares	(29.07)	3.22	4.27

* For the period from May 1, 2001 through December 31, 2008

	1 Year	5 Years	10 Years
Dodge & Cox Balanced Fund
Return before Taxes	(33.57)%	(1.45)%	4.77%
Return after Taxes on Distributions	(34.22)	(2.56)	2.99
Return after Taxes on Distributions and Sale of Fund Shares	(21.10)	(1.23)	3.51

Dodge & Cox Income Fund
Return before Taxes	(0.29)%	3.04%	5.15%
Return after Taxes on Distributions	(2.23)	1.32	3.09
Return after Taxes on Distributions and Sale of Fund Shares	(0.21)	1.59	3.15

Total return indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and distributions and changes in net asset value per share during the period. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.

Quotations of yield, as defined by the SEC, will be based on net investment income per share earned during a given thirty-day period and will be computed by dividing this net investment income by the net asset value per share on the last day of the period and annualizing the results according to the following formula:

			YIELD = 2[(	a-b cd	+1)[6] -1]

where	a	=	dividends and interest earned during the period,

	b	=	expenses accrued for the period (net of reimbursements or waivers),

	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and

	d	=	the maximum offering price per share on the last day of the period.

The Funds’ current yields for the thirty days ended December 31, 2008 were as follows:

Dodge & Cox Stock Fund	2.43%

Dodge & Cox Global Stock Fund	2.88%

Dodge & Cox International Stock Fund	3.68%

Dodge & Cox Balanced Fund	4.41%

Dodge & Cox Income Fund	7.45%

Yield does not directly reflect changes in net asset value per share which occurred during the period.

As appropriate, performance information for a Fund may be compared in reports and promotional literature to: (i) the Standard & Poor’s 500® Composite Index, MSCI World® Index, MSCI EAFE® Index, the Barclays Capital® Aggregate Bond Index, or various other unmanaged indices of the performance of various types of investments, so that investors may compare a Fund’s results with those of indices widely regarded by investors as representative of the security markets in general, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future because, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time for a fixed-principal amount, the performance of the Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in a Fund’s expenses and in the asset size of a Fund. Performance information should be considered in light of a Fund’s investment objectives and policies, the types and quality of a Fund’s portfolio investments, market conditions during the particular time period and operating expenses. Further information about the performance of a Fund is contained in each Fund’s Annual Report which may be obtained without charge from the Fund.

FINANCIAL STATEMENTS

Please refer to the Dodge & Cox Stock, Global Stock, International Stock, Balanced and Income Funds’ Financial Statements consisting of the financial statements of the Fund and the notes thereto, and the report of the Independent Registered Public Accounting Firm contained in each Fund’s 2008 Annual Report to Shareholders. The Financial Statements and the report of the Independent Registered Public Accounting Firm (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from a Fund at no charge by writing, visiting the Funds’ web site at www.dodgeandcox.com, or telephoning the Fund (1-800-621-3979).

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The following is a description of the characteristics of ratings as published by Moody’s, Fitch and S&P.

RATINGS BY MOODY’S (MOODY’S INVESTORS SERVICE)

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modification 1 indicates that the security ranks in the higher end of its generic rating group; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating group.

RATINGS BY FITCH (FITCH RATINGS)

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

RATINGS BY S&P (STANDARD & POOR’S RATINGS GROUP)

AAA Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated groups.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this group than in higher-rated groups.

BB, B Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating groups.

All references, in this SAI and the Funds’ Prospectus, to a rating classification incorporates the full range of modifiers for the classification. For example, a reference to Moody’s “Aa” or S&P’s “AA” quality rating incorporates Aa1 to Aa3 and AA+ to AA-, respectively.

DODGE & COX FUNDS

PROXY VOTING POLICIES AND PROCEDURES

Revised February 13, 2009

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies & Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies & Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and its shareholders.

The following proxy voting policies and procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of five series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund, collectively, the “Funds”) as well as individuals, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or, to the extent permitted by applicable law, to vote in accordance with the client’s proxy voting policies and procedures). To the extent issues are not covered by the Dodge & Cox Proxy Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (consisting of the current Proxy Officer, appropriate securities analyst, a subset of the firm’s Investment Policy Committee and International Investment Policy Committee, and a member of the Legal/Compliance Department). The Proxy Committee reviews these guidelines and issues not clearly covered by these guidelines and decides on an appropriate policy or recommends further review by the entire Investment Policy Committee (or, if the security which entitles Dodge & Cox to vote is held by the International Stock Fund and/or the Global Stock Fund, the International Investment Policy Committee and/or the Global Investment Policy Committee as appropriate).

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Dodge & Cox to vote proxies (e.g., limited value or unjustifiable costs). Such circumstances include when a client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or foreign regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among foreign markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Many foreign markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling economic importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of foreign securities if Dodge & Cox does not receive the proxy statement in time to vote the proxies or does not meet the requirements necessary to vote the securities). The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

PROXY VOTING GUIDELINES

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements (foreign companies).

E.	Payment or Distribution of Dividends (foreign companies).

F.	Other Business (domestic companies).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above referenced and other routine issues. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

II.	Capitalization/Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense nor carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provides research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes.

Provisions for “golden parachutes” are evaluated on a case-by-case basis. Dodge & Cox would generally support golden parachutes where it believes that they would enable the company to attract and retain key executives. However, Dodge & Cox would normally vote against golden parachutes where the payment is particularly onerous and, therefore, deters a takeover, and/or does not align management’s interests with those of the shareholders.

C.	Expensing Options.

Dodge & Cox generally supports proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement. Most companies report the cost of stock options on a pro-forma basis in a footnote in the financial statements, rather than include the option costs in determining operating income. Dodge & Cox believes that the lack of option expensing may be a factor in encouraging excessive use of options in a company’s compensation plans and that unexpensed options can obscure and understate the cost of executive compensation. Dodge & Cox also believes that a desire to gain personal wealth through options may promote executives to pursue corporate strategies designed to promote short-term stock price rather than long-term corporate value.

D.	Claw-Back of Payments Under Restatement.

In evaluating claw-back shareholder proposals, Dodge & Cox will consider if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy. While Dodge & Cox would typically vote against shareholder proposals requesting that companies adopt a policy that seek to recoup bonuses/awards in the event of a significant negative restatement of financial results, each proposal will be reviewed on a case-by-case basis.

E.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers, and an advisory vote could potentially be disruptive and undermine the finality of compensation arrangements. Therefore, Dodge & Cox will typically vote against shareholder proposals that require management to adopt an advisory vote for compensation practices.

IV.	Board Related

A.	Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues, however, when reviewing foreign indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors be fixed and cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chief Executive Officer and Chairman may not be in the best interests of the company or its’ shareholders. Dodge & Cox typically will vote in accordance with company management on the above issues.

E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.

F.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would support proposals whereby nominations of directors by a stockholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

G.	Majority of Votes to Elect Directors.

Dodge & Cox will typically support non-binding shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the state law where the company is incorporated; however, if the proposals are binding, Dodge & Cox will give careful review on a case-by-case basis of the potential ramifications (e.g., whether the resolution allows for a carve-out for a plurality vote standard when there are more nominees than board seats).

H.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

I.	Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company.

J.	Directors Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.

K.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

L.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

M.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate and retain capable directors.

V.	Anti-Takeover/Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.	Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Supermajority.

Dodge & Cox does not support supermajority voting provisions. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

D.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). In considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% or higher flip-in or flip-over;
•	Two-to three-year sunset provision;
•	No dead-hand, slow-hand, no-hand or similar features;
•

Shareholder redemption feature—if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

E.	Greenmail.

Dodge & Cox does not support the payment of “greenmail”, the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

F.	Mergers, Acquisitions and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

G.	Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholder Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

C.	Shareholder Action by Written Consent.

Dodge & Cox supports the right of shareholders to take action by written consent because it facilitates broader corporate governance.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.	Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights, and will typically support the dissolution of such classes in cases where controlling interest significantly outweighs economic interest. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance on a case-by-case basis.

G.	Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

VII.	Social/Environmental (Representative Issues)

Consumer / Health / Social	Environment and Energy	General Corporate Issues	Labor Standards and Human Rights	Military	Workplace Diversity
Animal Rights and Testing	Environment/ CERES Principles	Charitable/ Political Contributions	Myanmar	Sales of Firearms	Board Diversity
Drug Pricing	Nuclear Power/Waste Disposal	Link Executive Compensation to Social Performance	China		Sexual Orientation
Genetically Modified Food	Renewable Energy		Ireland/ MacBride Principles
Sales of Tobacco	Global Warming		Labor Standards and Human Rights
Israel/Palestine	Sustainability Report		International Codes of Conduct/Vendor Standards
Mexico/ Maquiladora
Debt to Certain Nations
Reproductive Rights
HIV/AIDS
Predatory Lending
Job Loss/Relocation

Dodge & Cox generally supports management’s decisions regarding the company’s day-to-day business operations so long as the company is complying with applicable laws and regulations. Dodge & Cox is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals regarding social/human rights, economic, and health/environmental issues unless there is a demonstrable positive economic impact on the corporation.

VIII.	Mutual Fund Proxies

A.	Election of Trustees/Directors

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B.	Investment Advisory Agreement

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements

Dodge & Cox votes on distribution agreements on a case-by-case basis.

Conflicts of Interest

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company). Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer and senior management. The Proxy Policy Committee, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s response to such request (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principle office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at www.dodgeandcox.com and on the SEC’s website at http://www.sec.gov.